Corporate Presentation August 2022 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, which are intended to be covered by the “safe harbor” provisions created by those laws. Clene’s forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding our future operations. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “contemplate,” “continue,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements represent our views as of the date of this presentation and involve a number of judgments, risks and uncertainties. We anticipate that subsequent events and developments will cause our views to change. We undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include our substantial dependence on the successful commercialization of our drug candidates, if approved, in the future; our inability to maintain the listing of our common stock on Nasdaq; our significant net losses and net operating cash outflows; our ability to demonstrate the efficacy and safety of our drug candidates; the clinical results for our drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; our ability to achieve commercial success for our drug candidates, if approved; our ability to obtain and maintain protection of intellectual property for our technology and drugs; our reliance on third parties to conduct drug development, manufacturing and other services; our limited operating history and our ability to obtain additional funding for operations and to complete the licensing or development and commercialization of our drug candidates; the impact of the COVID-19 pandemic on our clinical development, commercial and other operations; changes in applicable laws or regulations; the effects of inflation; the effects of staffing and materials shortages; the possibility that we may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties set forth in “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this presentation, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to rely unduly upon these statements. All information in this presentation is as of the date of this presentation. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

CLENE | Entering a Transformative Period Significant Opportunity Targeting neurodegenerative diseases such as ALS and Multiple Sclerosis >$1B commercial opportunity in each indication CNM-Au8® Emerging Clinical Results Long-term follow-up of RESCUE-ALS Phase 2 participants demonstrated statistically significant survival benefit; 70% decreased risk of death in ALS Positive Topline Results from the Phase 2 VISIONARY-MS Trial; CNM-Au8 demonstrated neurological improvements in stable relapsing MS as adjunctive therapy to immunomodulatory DMTs HEALEY ALS Platform Trial Phase 2/3 topline results expected in 3Q 2022 Proprietary Platform Strong IP Proprietary nanotherapeutic manufacturing, scalable to commercialization Strong IP, including 150+ granted patents and manufacturing trade secrets

Neurodegenerative Diseases Share A Common Mechanism: A Decline In The Brain's Ability To Produce Energy

Brain Energy Potential Declines With Normal Aging



NAD Redox Potential (mV)
-290
-295
-300
-305
-310
0
20
40
60
80
Age (year)

~0.5% NAD^+/NADH unit decline per decade

(~0.13 mV units per year by ^{31}P-MRS Imaging)

Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares = individual subject values

Specific Neuronal Populations Are Vulnerable to Energetic Failure



PARKINSON'S DISEASE
Dopaminergic Neurons
MULTIPLE SCLEROSIS
Axonal Degeneration
FRONTOTEMPORAL DEMENTIA
Spindle Neurons
HUNTINGTON'S DISEASE
Medium Spiny Neurons
AMYOTROPHIC LATERAL SCLEROSIS
Motor Neurons

Energetic impairments in the CNS both pre-dispose and drive progression in neurodegenerative diseases

4

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707.

clene NANOMEDICINE

CNM-Au8® | Pioneering A New Drug Class To Improve Cellular Energy Production And Utilization

CNM-Au8 Nanocrystals

Clean Surfaced, Highly Faceted Shapes





CNM-Au8 Nanocrystal Suspension

+

Mechanistic Effects

- ↑ Increased NAD
- ↑ Increased ATP
- ↓ Decreased reactive oxygen species
- ↑ Increased proteostasis

=

Improved Energy Production and Utilization



By targeting energy metabolism, CNM-Au8 may protect and restore neuronal function.

5

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. Data on File, Clene Nanomedicine, Inc.

Clene NANOMEDICINE

Preclinical Evidence of Remyelination and Neuroprotection

Remyelination


Damaged Neuron
Healthy Neuron

CNM-Au8 Supports Remyelination


www.nature.com/scientificreports

SCIENTIFIC REPORTS

natureresearch

OPEN

Nanocatalytic activity of clean-surfaced, faceted nanocrystalline gold enhances remyelination in animal models of multiple sclerosis

Andrew P. Robinson, Joanne Zhongyan Zhang, Haley E. Titus, Molly Karl, Mikhail Merzliakov, Adam R. Dorfman, Stephen Karlik, Michael G. Stewart, Richard K. Watt, Benjin D. Facer, Jon D. Facer, Noah D. Christian, Karen S. Ho, Michael T. Hotchkin, Mark G. Mortenson, Robert H. Miller & Stephen D. Miller

Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.

Neuroprotection

CNM-Au8 Improves ALS Motor Neuron Function & Survival


Induced Pluripotent Stem Cell *In Vitro* Results – Motor Neuron Markers
No treatment
Vehicle
Riluzole
CNM-Au8 300
ISL1/2
CHAT
TUJ1


Tuj1
% Tuj1+ cells of control
0
50
100
150
200
250
****
***
no treatment
vehicle
riluzole
CNM-Au8 30
CNM-Au8 100
CNM-Au8 300

Karen S. Ho et al. "Redox-enhancing nanocatalysis improves motor neuron survival in vitro and SOD1 mouse motor function and survival in vivo." Presented at 30th International Symposium on ALS/MND 2019. December 4-6, 2019.

CNM-Au8 novel MOA may be complementary to existing therapies to enable better disease control

6

clene NANOMEDICINE

Significant Global Opportunity for Treatment in Combination with Standard of Care 1 Clarivate, DRG, ALS 2020. 2. https://pubmed.ncbi.nlm.nih.gov/17974351/ 3. Westad et al. 2017, doi:10.1038/nrd.2017.107;. 4. Parkinson’s Market Data Forecast, April 2021.. 5. Cheng HC, Ulane CM, Burke RE. Clinical progression in Parkinson disease and the neurobiology of axons. Ann Neurol 2010;67:715-725.. Urgent unmet need to develop neuroprotective treatment to support cells’ energetic efficiency and resilience (MS) (PD)

Building the Case for Neuroprotection & Remyelination

RepairPD
RepairMS



RESCUEALS
HEALEY ALS Platform Trial



VISIONARY-MS STUDY


O Z D V K
S V H C Z

Established brain target engagement in early PD and stable relapsing MS patients

REPAIR-MS Phase 2 in non-active progressive MS underway

RESCUE-ALS trial supports CNM-Au8 slowed disease progression in ALS

Demonstrated statistically significant survival benefit; 70% decreased risk of death

HEALEY ALS Platform Trial topline results expected 3Q 2022

CNM-Au8 demonstrated neurological improvements in people with stable relapsing MS as adjunctive therapy to immunomodulatory DMTs

Results provide support to advance CNM-Au8 into Phase 3 clinical development

Growing Body of Evidence from Multiple Trials Supports CNM-Au8 Clinical Potential

8

clene NANOMEDICINE

Over 350 Years of Subject Exposure Without Identified Safety Signals Across ALS, MS & PD

Clean Toxicology Findings

All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings

- Multiple species up to 9-months treatment
- Up to maximum feasible dosing without any toxicology findings related to CNM-Au8

Well Tolerated Adverse Event (AE) Profile

Assessed as Predominantly Mild-to-Moderate Severity and Transient

- No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death
- AEs predominantly mild-to-moderate

Patient Exposure Across ALS, MS & PD

Over 350 Years of Subject Exposure Without Identified Safety Signals

- Long-term dosing experience up to 125 weeks

9

Data on File, Clene Nanomedicine, Inc. MS: Multiple Sclerosis, ALS: Amyotrophic lateral sclerosis, and PD: Parkinson's Disease.

clene NANOMEDICINE

Two REPAIR Trials Demonstrated Target Brain Engagement and Improved Energy Metabolism in Early Parkinson's and Stable Relapsing MS

Study Objective: to demonstrate target engagement for CNM-Au8 on CNS biomarkers related to energetic effects in the brain using Magnetic Resonance Spectroscopy (^{31}P-MRS)

RepairPD
Early Parkinson's Disease

RepairMS
Stable Relapsing MS

RepairMS
Non-Active Progressive MS
(Ongoing)

Results demonstrated a potentially meaningful 10% improvement in NAD+/NADH ratio, an essential molecule for energy production[1]

1° Endpoint (integrated PD & MS)[2]



31P-MRS Change in Brain NAD+/NADH Ratio at End of Treatment
Partial Volume Coil; Ratio of NAD+/NADH (% Fraction of NAD+/ % Fraction NADH)
Primary Endpoint, Mean ± SEM (Paired t-test)
Mean change = 0.5891 (10.4%)
p = 0.0371
NAD+/NADH Ratio
8
6
4
2
Baseline NAD+/NADH Ratio
Wk12+ (End of Tx) NAD+/NADH Ratio
n = 24
n = 24

Exploratory
(ATP Normalization)



REPAIR Integrated Analysis
31P-MRS Change in β-ATP at End of Treatment
Full Volume Coil 31P Signal Area (Integral)
Exploratory Endpoint, Percent (%) Change vs. Baseline Value
Wk12+ (End of Treatment)
% Change from Baseline
50
25
0
-25
-50
0.5
0.7
1.1
Regression (All)
REPAIR-PD, n=13
REPAIR-MS, n=11
r² = 0.711
p = <0.0001
Baseline Peak Area
(Concentration)

10

1. Zhu et al. Proc Natl Acad Sci USA 2015 Mar 3;112(9):2876-81. 2. Glanzman et al Improvement of Brain Energy Metabolism in Relapsing Multiple Sclerosis Patients - Results from Phase 2 REPAIR-MS Clinical Trial With CNM-Au8. ACTRIMS February 2022

Clene NANOMEDICINE

RESCUEALS Encouraging Efficacy Signals in Phase 2 Trial

Study Objective: Detect preservation of motor neuron function in people with early ALS as measured by MUNIX

Study Design:
36-week blinded treatment with ongoing long-term open-label follow-up



Primary Endpoint:
Spinal Cord
Lower Motor Neuron
Motor Unit Index
(MUNIX) Sum
Biceps brachii
+
Abductor Pollicis Brevis
+
Abductor Digiti Minimi
+
Tibialis Anterior
Bulbar Onset ALS (Brainstem)
Limb Onset ALS (Spinal Cord)

1° & 2° Endpoints



Rescue-ALS Primary & Secondary Endpoints
(Wk 36 LS Mean Change ± 95% CI)
MUNIX Sum (% Change)
ITT Population, Primary EP
MUNIX Sum (% Change)
Limb Onset Subset
FVC (% predicted)
ITT Population, Secondary EP
-20
0
20
40
Wk 36 Change vs. Placebo
Favors Placebo
Favors Active

Results in favor of CNM-Au8 treatment but study underpowered

11

Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021.)

clene NANOMEDICINE

Proportion with <6 point decline CNM-Au8 Improved Patient Function and QOL, and Slowed ALS Disease Progression 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube Vucic et al. RESCUE-ALS Trial Results: A Phase 2, Randomized, Double-Blind, Placebo-Controlled Study of CNM-Au8 to Slow Disease Progression in Amyotrophic Lateral Sclerosis; Presented at International Symposium on ALS/MND; 7-10 December 2021 ALS Specific QOL ALS Disease Progression Across Multiple Pre-specified Exploratory Endpoints

CAFS Results: Slowed Disease Progression Data on File, Clene Nanomedicine, Inc. .  Exploratory Endpoint Pre-specified ALSFRS-R Decline Survival CAFS King’s Clinical Stage 4 Modified CAFS Exploratory Endpoint Post Hoc

Demonstrated Significant Impact on Long-Term Survival with 70% Decreased Risk of Death RESCUE-ALS Active vs. Placebo Randomization Long-Term Observed Survival (Interim Analysis) Data on File, Clene Nanomedicine, Inc. Early CNM-Au8 treatment demonstrated a significant survival benefit: Long-term follow-up compared to initial placebo randomization* 70% decreased risk of death *9-month delayed treatment start or no treatment

CAFS (Joint-Rank) Survival & ALSFRS-R Slow Vital Capacity Survival Change in ALSFRS-R slope + survival Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 2 Phase 2/3 (Stopped for futility) Paganoni et al. Adaptive Platform Trials to Transform Amyotrophic Lateral Sclerosis Therapy Development. Ann Neurol. 2022; 91:165-175. . Anticipated topline data: 3Q 2022 Weighted Average of Slope Change & Hazard Ratio Weighting based on # of Mortality Events

VISIONARY-MS STUDY Core Design Elements

Phase 2 Study: 48-Week Placebo-Control Treatment Period 2:1 Randomization (Active [15mg, 30 mg]: Placebo)



Screening
Day
D0
WEEK 6
WEEK 12
WEEK 18
WEEK 24
WEEK 30
WEEK 36
WEEK 42
WEEK 48
EOS

- Enrolled stable relapsing remitting MS participants with chronic optic neuropathy on background DMTs
- n=73 of 150 planned – study ended prematurely due to pandemic-related enrollment challenges

1° Change in Low Contrast Letter Acuity (LCLA)



O Z D V K
S V H C Z
V H C N O
N V D O K

2° Change in modified MS Functional Composite (mMSFC)



KEY
1 2 3 4 5 6 7 8 9
25 Feet
O Z D V K
S V H C Z
V H C N O
N V D O K

9HPT SDMT T25FWT LCLA

16

https://clinicaltrials.gov/ct2/show/NCT03536559, Data on File, Clene Nanomedicine, Inc.

CLENE NANOMEDICINE

Baseline Demographics Showed Balanced Randomization and Clinical Profile Baseline Value mean (sd) Age (yrs) Sex n, (%) Female Race n, (%) White Weight (kg) EDSS Score Years from Dx Months Since Relapse CNM-Au8 15 mg (n=24) 38.4 (10.2) 15 (63%) 23 (96%) 78.0 (17.1) 1.83 (1.3) 6.5 (5.0) 53 (57) CNM-Au8 30 mg (n=25) 39.6 (7.6) 16 (64%) 24 (96%) 78.6 (17.3) 1.50 (1.1) 3.4 (3.3) 37 (35) Placebo (n=24) 38.1 (8.3) 20 (83%) 22 (92%) 83.0 (23.3) 1.85 (1.4) 6.6 (3.7) 57 (38) All Participants (n=73) 38.7 (8.6) 51 (70%) 69 (95%) 79.9 (19.3) 1.75 (1.5) 5.5 (4.3) 49 (45) Data on File, Clene Nanomedicine, Inc. All participants were diagnosed with stable relapsing remitting MS with chronic optic neuropathy 92% treated with background DMTs (53% monoclonal antibodies, 32% oral)

Pandemic Significantly Impacted Study Conduct Study was ended prematurely due to COVID enrollment challenges (as announced February 2022) Enrolled 73 of 150 planned Underpowered due to limited enrollment Pre-specified statistical threshold set at p=0.10 COVID restrictions precluded direct Sponsor monitoring Objectives Learn from results Evaluate strength of evidence for further MS development Data on File, Clene Nanomedicine, Inc.

modified ITT (mITT) Analysis Population Censored observations included Change in mobility assist device (cane to walker) for T25FW (n=1) Invalid data from 1 of 11 sites (n=9) with LCLA testing execution errors Multiple testing locations with different light boxes and varying ambient lighting conditions In consultation with study Principal Investigator and external experts, all clinical data from the site were excluded Data on File, Clene Nanomedicine, Inc.

CNM-Au8 treatment significantly improved vision Primary outcome - low contrast letter acuity (LCLA) LCLA in the Affected Eye Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants LCLA 2.5% Contrast

CNM-Au8 demonstrated global neurological improvement by the modified MS functional composite

Lead 2nd EP | (m)MFSC Composite Mean Standardized Change (6-domain)



LCLA
SDMT
9HPT
T25FWT
25 Feet



LCLA affected/fellow, 9HPT dominant/non-dominant, SDMT, T25FW
(mITT Population, LS Mean ± SEM)
Week 48 LS-Mean Difference = 0.28
95% CI = 0.04 to 0.52
p = 0.0207
LS-Mean Change from Baseline
(6-Domain Mean Z-Score)
0.6
0.5
0.4
0.3
0.2
0.1
0.0
-0.1
0
12
24
36
48
Weeks
(Post-Randomization)
CNM-Au8
Placebo

21

Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

CLENE NANOMEDICINE

CNM-Au8 neurological improvement was driven by cognition, manual dexterity, and low contrast vision LCLA SDMT 9HPT T25FWT Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

2nd EP | mMFSC Averaged Rank Sum Score CNM-Au8 treatment improved functional outcomes Improvement relative to placebo decline Score all subjects versus all other subjects by each mMSFC domain Better function than comparison Same function as comparison Worse function than comparison Data on File, Clene Nanomedicine, Inc. mITT excludes one site where data inconsistencies were observed in both active and placebo participants

Safety Summary Treatment Emergent Adverse Events (TEAEs) CNM-Au8 15 mg number (%) CNM-Au8 30 mg number (%) Placebo number (%) Subjects with any TEAE 21 (88%) 25 (100%) 22 (92%) Subjects with SAE 1 (4%) 2 (8%) 2 (8%) Subjects with Related TEAEs 2 (8%) 5 (20%) 2 (8%) Subjects Discontinued due to TEAE -- 1 (4%) 1 (4%) CNM-Au8 treatment was safe and well-tolerated Treatment emergent adverse events (TEAEs) were predominantly mild-to-moderate and transient No dose limiting adverse events; no related serious adverse events Data on File, Clene Nanomedicine, Inc. Placebo SAEs: (1) Lentigo maligna melanoma, (2) pregnancy; CNM-Au8 15mg SAEs: (1) Pneumonia, bacteremia (staph aureus), endocarditis; CNM-Au8 30mg SAEs: (1) Ketamine infusion for pain and paracetamol overdose; (2) deep vein thrombosis (6-months post-discontinuation)

CNM-Au8 Efficacy Summary First therapy to demonstrate global neurological improvement in MS patients on top of background DMT standard of care Independent quantitative biomarkers of myelin and axonal integrity Clinical and functional improvements LCLA vision improvement mMFSC global neurological improvement VEP amplitude & latency improvements Preservation of retinal structure Structural MRI improvements Data on File, Clene Nanomedicine, Inc.

Strong IP & Manufacturing Capability

Extensive Patent Portfolio With Protection Through 2035[a] & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation, and Scalable to Commercialization

Global Patent Status [b]

- Issued & Allowed Patents 150+
- Pending Applications ~20
- Total Patents/ Applications >170

Patent Description

- Process And Method/Device (Clean Surface; Gold CSN)
- State of Matter (CNM-Au8)
- Method of Use (Prevent Demyelination & MoA)
- Method of Use (Bi-Metallic Au/Pt; Antimicrobial)

Trade Secrets

- Plasma Conditioning
- Electrode Design & Cycling
- Trough Flow, Temp, Pressure
- Concentration & Filtration

In-House ISO8 Clean Room Clinical Production in Maryland




Maryland

26

[a] With Patent Restoration Term (assuming 5-year extension). [b] As of 31-December-2021.

Anticipated Timeline & Upcoming Milestones Sufficient Cash to Hit Key Milestones in 2022 June 30, 2022 Cash and investments on hand (unaudited): $26.3M

CLENE | Growing Phase 2 Evidence Supports CNM-Au8 Commercial Potential

CNM-Au8®

a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate[1] & protect neurological function





ALS Registration Trial

Topline data in 3Q 2022[2]

>350

patient years of CNM-Au8 clinical exposure





Manufacturing expansion in progress, preparing for possible commercialization in

2023

Strong IP:

150+

patents on Clean-Surface-Nanocrystal technology (CSN®) platform





June 30, 2022 Cash and investments on hand (unaudited):

$26.3M

28

Data on File, Clene Nanomedicine, Inc. [1]Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936 [2]https://clinicaltrials.gov/ct2/show/NCT04414345.

©2022 Clene Inc. Version: 15-Aug-2022 Clene Inc. HQ & Clinical Development 6550 South Millrock Drive, Suite G50 Salt Lake City, UT 84121 R&D and Manufacturing 500 Principio Parkway, Suite 400 North East, MD 21901